Cottonwood Mutual Funds

Armour Tactical Flex Fund (ARMFX)

Supplement to the Statement of Additional Information dated December 7, 2012

Supplement dated January 10, 2013

The following language is added to the section entitled “Additional Information About Fund Investments and Risk Considerations”:

CFTC Exemption.This Fund is being operated by an investment manager that has claimed an exemption from registration with the Commodity Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act, and therefore the investment manager is not subject to registration or regulation as a commodity pool operator under that Act.  This claim of exemption from registration as a commodity pool operator is pursuant to Rule 4.5 promulgated under the Commodity Exchange Act.  Specifically, in accordance with the requirements of Rule 4.5(b)(1), the Fund will limit its use if commodity futures contracts and commodity options contracts to no more than (i) five percent (5%) of the Fund’s liquidation value being committed as aggregate initial premium or margin for such contracts or (ii) one hundred percent (100%) of the Fund’s liquidation value in aggregate net notional value of commodity futures, commodity options and swaps positions.

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated December 7, 2012 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (855) 270-2675.